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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):
                        January 9, 2006 (January 3, 2006)
                        ---------------------------------


                            THE X-CHANGE CORPORATION
                            ------------------------
             (Exact name of registrant as specified in its charter)


              Nevada                  002-41703               90-0156146
  ---------------------------------------------------------------------------
  (State or other jurisdiction     (Commission File        (I.R.S. Employer
        of incorporation)               Number)           Identification No.)


         Bethany Tech Center, 404 West Bethany Drive, Allen, Texas 75013
         ---------------------------------------------------------------
             (Address of principal executive offices)       (Zip Code)

       Registrant's telephone number, including area code: (972) 747-1206
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL AGREEMENT

     Effective January 3, 2006, AirGATE Technologies, Inc. ("AirGATE"), a wholly-owned subsidiary of The X-Change Corporation ("X-Change"), entered into a letter agreement (the "Agreement") with Hexion Specialty Chemicals, Inc. ("Hexion") to launch Phase II of a three-phase project (the "Project") related to the research and development by AirGATE of an oil and gas exploration product (the "Product").

     The cost of the Project (including labor to be provided by AirGATE) is (a) expected to be $931,640 and (b) generally intended to be borne equally by AirGATE and Hexion (i.e., $465,820 each). Hexion is expected to pay its share of the development cost plus an additional $219,180 (i.e., an aggregate of $685,000) to AirGATE as follows: $250,000 at the commencement of Phase II and $72,500 on or before the third of each calendar month commencing in February 2006 and ending in July 2006. AirGATE is expected to pay its share of the development cost minus $219,180 (i.e., an aggregate of $246,640) as follows:
$146,640 in labor over the term of the Project and $100,000, which shall be utilized to purchase software and hardware over the duration of the project.

     AirGATE's parent, X-Change, issued 500,000 shares of X-Change's common stock, $.001 par value, to Hexion on January 5, 2006 as consideration for Hexion's expected $219,180 increase in development costs and AirGATE's expected $219,180 decrease in development costs. The issuance of the shares to Hexion is believed to be exempt from registration as a private placement to an accredited investor pursuant to Regulation D of the Securities Act of 1933, as amended.

     If the Project is successfully completed, the Agreement provides that AirGATE will be paid a royalty by Hexion in an amount equal to 5% of the Hexion's gross revenue derived from the Product during the term beginning on date of commercialization of the Product and ending on the 7 year anniversary of such date.

     The foregoing is a summary description of certain terms of the Agreement. The Agreement (as redacted if necessary and to the extent allowed under applicable law as X-Change intends to seek confidential treatment of the material confidential terms of the Agreement) will be filed as an exhibit to a future X-Change periodic report as required by the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. The foregoing summary is qualified in its entirety by the text of the Agreement.


ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

     SEE description in Item 1.01 above.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: January 9, 2006

                                       THE X-CHANGE CORPORATION



                                       By: /s/ Scott R. Thompson
                                           -------------------------------------
                                           Scott R. Thompson
                                           Chief Financial Officer